UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 18, 2007

GLOBAL SERVICES PARTNERS ACQUISITION CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-51693	20-3303304
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3130 Fairview Park Drive, Suite 500, Falls Church, VA	22042
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 373-3157

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

Global Services Partners Acquisition Corp. (“Company”) has signed two letters of intent related to business combinations with separate target companies. The Company will seek to enter into a definitive agreement with one of the target companies. Pursuant to the Company’s Certificate of Incorporation, execution of a letter of intent affords the Company a six-month extension for completion of either of these business combinations.

Item 9.01. Financial Statements and Exhibits

None

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 24, 2007	GLOBAL SERVICES PARTNERS ACQUISITION CORP.

	By:	/s/ Rahul C. Prakash
Rahul C. Prakash Chairman and Chief Executive Officer